Exhibit 99.2

Humacyte, Inc. Announces Pricing of Public Offering of Common Stock

DURHAM, N.C., March 25, 2025– Humacyte, Inc. (Nasdaq: HUMA), a commercial-stage biotechnology platform company developing universally implantable, bioengineered human tissues at commercial scale, today announced the pricing of an underwritten public offering of 25,000,000 shares of its common stock at a public offering price of $2.00 per share. The aggregate gross proceeds from this offering are expected to be $50 million, before deducting underwriting discounts and commissions and other offering expenses payable by Humacyte. The closing of the offering is expected to occur on or about March 27, 2025, subject to the satisfaction of customary closing conditions. In addition, Humacyte has granted the underwriters an option for a period of 30 days to purchase up to an additional 3,750,000 shares of Humacyte’s common stock at the public offering price, less underwriting discounts and commissions. All of the shares of common stock are being sold by Humacyte.

TD Cowen, Barclays and BTIG are acting as joint book-running managers for the offering. H.C. Wainwright & Co. and The Benchmark Company are acting as lead managers for the offering.

Humacyte intends to use the net proceeds that it will receive from the offering to fund the commercialization of SYMVESS™ in the vascular trauma indication, the development of the product candidates in Humacyte’s pipeline and for working capital and general corporate purposes.

A shelf registration statement on Form S-3 (No. 333-267225) was previously filed with the Securities and Exchange Commission (the “SEC”) on September 1, 2022 and declared effective by the SEC on September 9, 2022. The securities are being offered by means of a prospectus supplement and accompanying prospectus relating to the offering that form a part of the registration statement. A preliminary prospectus supplement relating to and describing the terms of the offering was filed with the SEC on March 25, 2025 and is available on the SEC’s website at www.sec.gov. The final prospectus supplement relating to and describing the terms of the offering will be filed with the SEC and will be available on the SEC’s website at www.sec.gov. Before investing in the offering, you should read each of the prospectus supplement and the accompanying prospectus relating to the offering in their entirety as well as the other documents that Humacyte has filed with the SEC that are incorporated by reference in the prospectus supplement and the accompanying prospectus relating to the offering, which provide more information about Humacyte and the offering. Copies of the final prospectus supplement, when available, and accompanying prospectus relating to the offering may be obtained from TD Securities (USA) LLC, 1 Vanderbilt Avenue, New York, New York 10017, by telephone at (833) 297-2926, or by email at TD.ECM_Prospectus@tdsecurities.com; Barclays Capital Inc., c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, New York 11717, by telephone at (888) 603-5847, or by email at barclaysprospectus@broadridge.com; or BTIG, LLC, 65 East 55th Street, New York, New York 10022, by telephone at (212) 593-7555 or by email at ProspectusDelivery@btig.com.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy any of the securities described herein, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About Humacyte

Humacyte, Inc. (Nasdaq: HUMA) is developing a disruptive biotechnology platform to deliver universally implantable bioengineered human tissues, advanced tissue constructs, and organ systems designed to improve the lives of patients and transform the practice of medicine. Humacyte develops and manufactures acellular tissues to treat a wide range of diseases, injuries, and chronic conditions. Humacyte’s initial product candidates, a portfolio of acellular tissue engineered vessels (“ATEVs”), are currently in late-stage clinical trials targeting multiple vascular applications, including vascular trauma repair, arteriovenous (“AV”) access for hemodialysis, and peripheral artery disease (“PAD”). A Biologics License Application for the ATEV in the vascular trauma indication was approved by the U.S. Food and Drug Administration (“FDA”) in December 2024. Preclinical development is also underway in coronary artery bypass grafts, pediatric heart surgery, treatment of type 1 diabetes, and multiple novel cell and tissue applications. Humacyte’s 6mm ATEV for AV access in hemodialysis was the first product candidate to receive the FDA’s Regenerative Medicine Advanced Therapy (“RMAT”) designation and has also received FDA Fast Track designation. Humacyte’s 6mm ATEV for urgent arterial repair following extremity vascular trauma and for advanced PAD also have received RMAT designations. The ATEV received priority designation for the treatment of vascular trauma by the U.S. Secretary of Defense.

For uses other than the FDA approval in the extremity vascular trauma indication, the ATEV is an investigational product and has not been approved for sale by the FDA or any other regulatory agency.

Forward-Looking Statements

This press release contains forward-looking statements that are based on beliefs and assumptions and on information currently available. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. These statements involve risks, uncertainties, and other factors that may cause actual results, levels of activity, performance, or achievements to be materially different from the information expressed or implied by these forward-looking statements. Although Humacyte believes that it has a reasonable basis for each forward-looking statement contained in this press release, Humacyte cautions you that these statements are based on a combination of facts and factors currently known by it and its projections of the future, about which Humacyte cannot be certain. Forward-looking statements in this press release include, but are not limited to, statements regarding the timing and satisfaction of customary closing conditions of the offering; the anticipated use of proceeds from the offering; Humacyte’s plans and ability to commercialize its ATEV in the United States under the brand name SYMVESS in vascular trauma repair; the statements regarding the initiation, timing, progress, and results of Humacyte’s preclinical and clinical trials; the anticipated characteristics and performance of its ATEVs; Humacyte’s ability to successfully complete, preclinical and clinical trials for its ATEVs; the anticipated benefits of the ATEV relative to existing alternatives; the anticipated commercialization of the ATEVs and Humacyte’s ability to manufacture at commercial scale; the implementation of Humacyte’s business model and strategic plans for its business; and the timing or likelihood of regulatory filings, acceptances and approvals. Humacyte cannot assure you that the forward-looking statements in this press release will prove to be accurate. These forward-looking statements are subject to a number of significant risks and uncertainties that could cause actual results to differ materially from expected results, including, among others, changes in applicable laws or regulations, the possibility that Humacyte may be adversely affected by other economic, business, and/or competitive factors, and other risks and uncertainties, including those described under the header “Risk Factors” in Humacyte’s Annual Report on Form 10-K for the year ended December 31, 2023, Humacyte’s quarterly report on Form 10-Q for the quarter ended September 30, 2024, each filed by Humacyte with the SEC, and in future SEC filings. Most of these factors are outside of Humacyte’s control and are difficult to predict. Furthermore, if the forward-looking statements prove to be inaccurate, the inaccuracy may be material. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by Humacyte or any other person that Humacyte will achieve its objectives and plans in any specified time frame, or at all. Except as required by law, Humacyte has no current intention of updating any of the forward-looking statements in this press release. You should, therefore, not rely on these forward-looking statements as representing Humacyte’s views as of any date subsequent to the date of this press release.

Humacyte Investor Contact:

Joyce Allaire

LifeSci Advisors LLC

+1-617-435-6602

jallaire@lifesciadvisors.com

investors@humacyte.com

Humacyte Media Contact:

Rich Luchette

Precision Strategies

+1-202-845-3924

rich@precisionstrategies.com

media@humacyte